FREMONT GENERAL CORPORATION
                       SENIOR SUPPLEMENTAL RETIREMENT PLAN


                                TABLE OF CONTENTS

                                                                            Page

ARTICLE 1.     ESTABLISHMENT AND PURPOSE.......................... ............1
        1.1    Establishment of Senior Supplemental Plan.......................1
        1.2    Purpose of Senior Supplemental Plan.............................1
        1.3    Application of Senior Supplemental Plan.........................1
        1.4    Irrevocable Trust...............................................1

ARTICLE 2.     DEFINITIONS.....................................................2
        2.1    Definitions.....................................................2
        2.2    Gender and Name.................................................4

ARTICLE 3.     ELIGIBILITY AND PARTICIPATION...................................5
        3.1    Eligibility.....................................................5
        3.2    Salary Deferral Election........................................5
        3.3    New Participants................................................5

ARTICLE 4.     BENEFITS........................................................7
        4.1    Contributions...................................................7
        4.2    Maintenance And Investment Of Accounts..........................7
        4.3    Vesting and Forfeiture..........................................8
        4.4    Payment.........................................................8
        4.5    Death...........................................................8
        4.6    Voting of Employer Stock........................................8

ARTICLE 5.     ADMINISTRATION..................................................9
        5.1    Administrative Committee........................................9
        5.2    Uniform Rules...................................................9
        5.3    Notice of Address...............................................9
        5.4    Records.........................................................9

ARTICLE 6.     AMENDMENT AND TERMINATION......................................10
        6.1    Amendment and Termination......................................10
        6.2    Reorganization of Employer.....................................10
        6.3    Protected Benefits.............................................10

ARTICLE 7.     GENERAL PROVISIONS.............................................11
        7.1    Nonassignability...............................................11
        7.2    Employment Rights..............................................11
        7.3    Illegality of Particular.......................................11
        7.4    Applicable Laws................................................11


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                           FREMONT GENERAL CORPORATION
                       SENIOR SUPPLEMENTAL RETIREMENT PLAN


                                   ARTICLE 1.

ESTABLISHMENT AND PURPOSE

     1.1 ESTABLISHMENT OF SENIOR SUPPLEMENTAL PLAN. FREMONT GENERAL CORPORATION (the "Company") adopted the FREMONT GENERAL CORPORATION SENIOR SUPPLEMENTAL RETIREMENT PLAN (the "Senior Supplemental Plan"), effective September 30, 1990, for eligible employees of the Company and selected Affiliates. The Senior Supplemental Plan was restated in its entirety effective January 1, 1995, and the Company now wishes to restate the Senior Supplemental Plan in its entirety as of January 1, 1997, except as otherwise specifically stated herein. The Senior Supplemental Plan is intended to be exempt from the participation, vesting and funding provisions of the Employee Retirement Income Security Act of 1974, as amended, and is intended to be maintained "primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees."

     1.2 PURPOSE OF SENIOR SUPPLEMENTAL PLAN. It is the purpose of the Senior Supplemental Plan to permit eligible employees to receive benefits that will (1) compensate them for benefits lost as a result of limitations on benefits under the Company's tax qualified retirement plans imposed by Sections 401(a)(17), 401(k)(3), 401(m)(2) and 402(g) of the Code upon salary deferral contributions and matching contributions; and (2) compensate them for the disparity in value of Employer Stock released from the suspense account and allocated in the ESOP to participants in the ESOP who are also Participants in the Senior Supplemental Plan.

     1.3 APPLICATION OF SENIOR SUPPLEMENTAL PLAN. The terms of the Senior Supplemental Plan are applicable to eligible employees employed by the Company on or after September 30, 1990, with respect to their Compensation and service on and after that date.

     1.4 IRREVOCABLE TRUST. The Company shall establish an irrevocable trust (the "Trust") to set aside contributions by the Company to meet its obligations under the Senior Supplemental Plan. The Company shall make contributions to the Trust, which amount shall be held and invested by the trustee (the "Trustee") in accordance with the terms of this Plan and the Trust agreement between the Company and the Trustee. Amounts allocated to the Trust and the earnings thereon shall be used by the Trustee to satisfy the liabilities of the Company under the Senior Supplemental Plan with respect to each Participant for whom an Account has been established, and such utilization shall be in accordance with the procedures set forth in the Senior Supplemental Plan and under the terms of the Trust agreement.

                                   ARTICLE 2.

DEFINITIONS

        2.1 DEFINITIONS. Whenever used in the Senior Supplemental Plan, the following terms shall have the respective meanings set forth below, unless a different meaning is required by the context in which the word is used, and when the defined meaning is intended, the term is capitalized:

               (a) "Account" shall mean the Account or Accounts that the Administrative Committee shall maintain for a Participant under the Senior Supplemental Plan.

               (b) "Administrative Committee" shall mean the committee with authority to administer the Senior Supplemental Plan as provided under Paragraph 5.1.

               (c) "Affiliate" shall mean any corporation which is controlled by or under common control with the Company within the meaning of Section 414 of the Code.

               (d) "Beneficiary" shall mean the beneficiary designated under the Investment Incentive Plan by the Participant to receive benefits in the event of the Participant's death.

               (e) "Board of Directors" shall mean the Board of Directors of the Company.

               (f) "Code" shall mean the Internal Revenue Code of 1986, as amended.

               (g) "Compensation" shall mean all of a Participant's Code Section 3401(a) [W-2] wages; wages as defined in Section 3401(a) of the Code for the purposes of income tax withholding at the source but determined without regard to any rules that limit the remuneration included in wages based on the nature or location of the employment or the services performed (such as the exception for agricultural labor in Section 3401(a)(2) of the Code). Compensation shall include only that compensation which is actually paid to the Participant (or accrued on behalf of the Participant) during the Plan Year. Compensation shall also include any amount which is contributed by the Employer pursuant to a salary reduction agreement and which is not includable in the gross income of the Employee under Sections 125, 402(e)(3), 402(h) or 403(b) of the Code.

               (h) "Deferral Contributions" shall mean Company contributions to the Senior Supplemental Plan pursuant to Paragraph 4.1(b) that are intended to compensate Participants for Company contributions that would have been made for the Participants' benefit under the Investment Incentive Plan but for the limitations imposed by Section 401(a)(17) of the Code.

               (i) "Employer" shall mean the Company and any Affiliate which is designated by the Board of Directors and which approves adoption of the Senior Supplemental Plan by appropriate corporate action.


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               (j) "Employer Stock" shall  mean  the  common  stock  of  Fremont
General Corporation.

               (k) "ESOP" shall mean the FREMONT GENERAL CORPORATION EMPLOYEE STOCK OWNERSHIP PLAN, as amended from time to time, or any successor plan.

               (l) "ESOP Excess Contributions" shall mean Company contributions to the Senior Supplemental Plan pursuant to Paragraph 4.1(c) that are intended to compensate Participants for benefits lost under the ESOP as a result of Sections 415 and 401(a)(17) of the Code. For each Participant, the ESOP Excess Contribution shall be based on the difference between the value (as a percentage of Compensation) of Employer Stock allocated to the accounts of ESOP participants  whose  ESOP  benefit  is not  limited  by  Section  415 or Section
401(a)(17) of the Code, and the value of Employer Stock allocated to the accounts of ESOP participants whose ESOP benefit is limited by Section 415 or
Section 401(a)(17) of the Code and who are Participants in the Senior Supplemental Plan.

               (m) "Interim Contribution" shall mean the maximum salary deferral contribution percentage that each Participant will be permitted to make to the Investment Incentive Plan for a plan year as established by the plan committee of such Plan.

               (n) "Investment Incentive Plan" shall mean the FREMONT GENERAL CORPORATION AND AFFILIATED COMPANIES INVESTMENT INCENTIVE PLAN, a profit sharing plan qualified under Sections 401(a) and 401(k) of the Code.

               (o) "Management Employee" shall mean an employee of an Employer who is classified in pay grade 18 or higher and who is either (i) an officer of the Employer, or (ii) a designated senior management employee of the Employer.

               (p)  "Participant"  shall mean any Management  Employee who meets
the   requirements  set  forth  in  Article  3  to  participate  in  the  Senior
Supplemental Plan.

               (q)    "Plan Year" shall mean the calendar year.

               (r)  "Retire"  and   "Retirement"   shall  mean  a  Participant's
termination of employment after becoming eligible for "Retirement" as defined in the Investment Incentive Plan.

               (s) "Salary Deferral Election" shall mean an election to defer compensation under an agreement described in Paragraph 3.2.

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


     2.2 GENDER AND NAME. Except when otherwise indicated by the context, any masculine terminology used herein shall also include the feminine, and the use of any term herein in the singular may also include the plural.



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                                   ARTICLE 3.

ELIGIBILITY AND PARTICIPATION

     3.1 ELIGIBILITY. Any Management Employee who is eligible to participate in the Investment Incentive Plan and who, for a given plan year of the Investment Incentive Plan,

                      (a) has base salary equal to or greater than the amount defined in Section 414(q)(1)(B) of the Code, as adjusted; and

                      (b)    whose

                             (i) salary deferral contributions to the Investment
Incentive Plan are limited due (A) to the dollar limitations under Sections 401(a)(17) and 402(g) of the Code, or (B) to the limitation on average deferral percentages under Section 401(k)(3) of the code;

                             (ii) matching  contributions  under  the Investment
Incentive Plan are limited due to the limitation on average contribution percentages under Section 401(m)(2) of the Code; or

                             (iii)  who  is  eligible  to receive an ESOP Excess
Contribution under the Senior Supplemental Plan;

shall become a Participant in the Senior Supplemental Plan effective as of the first day of the month in which the Management Employee satisfies the requirements of this Section 3.1.

     3.2 SALARY DEFERRAL ELECTION. Prior to the first day of each Plan Year, each Management Employee who satisfies the eligibility requirements of Paragraph
3.1 shall execute a Salary Deferral Election authorizing the Company to withhold a specified amount of the Participant's Compensation which would otherwise be paid during such Plan Year with respect to services rendered. Subject to Paragraph 4.1(a), Compensation deferrals made by a Participant under this Plan shall be held in the Trust. A Salary Deferral Election made with respect to a calendar year shall be irrevocable for such Plan Year once made; provided, however, that such election shall cease to be in effect upon (a) termination of the Participant's employment with the Employer, (b) the Participant's death, or
(c) a determination by the Administrative Committee (in its absolute discretion) that the Participant has suffered a significant hardship to justify permitting the revocation of his or her election for that Plan Year.

     3.3  NEW PARTICIPANTS.  Notwithstanding anything to the contrary in Section
3.2 above, as soon as practicable before a Management Employee initially becomes a Participant, but in no event later than the beginning of the first pay period for which the Participant's Salary Deferral Election will apply, the Management Employee shall execute a Salary Deferral Election


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

authorizing the Company to withhold a specified amount of the Participant's Compensation which would otherwise be paid during such Plan Year with respect to services rendered. Subject to Paragraph 4.1(a), Compensation deferrals made by a Participant under this Plan shall be held in the Trust. A Salary Deferral Election made with respect to a calendar year shall be irrevocable for such Plan Year once made; provided, however, that such election shall cease to be in effect upon (a) termination of the Participant's employment with the Employer,
(b)  the  Participant's  death,  or (c) a  determination  by the  Administrative
Committee (in its absolute discretion) that the Participant has suffered a significant hardship to justify permitting the revocation of his or her election for that Plan Year.



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


                                   ARTICLE 4.
BENEFITS

        4.1    CONTRIBUTIONS.

               (a)  The   excess   of   each   Participant's   salary   deferral
contributions   under   Paragraph  3.2  over  the  lesser  of  (i)  the  Interim
Contribution, or (ii) the dollar limitation for that plan year under Section 402(g) of the Code, together with the matching contribution directly attributable to such excess salary deferral contributions, shall be contributed by the Employer on a periodic basis in accordance with the Employer's payroll practices to the Trust.

        In the event the Plan Committee of the Investment Incentive Plan notifies the Administrative Committee that additional salary deferral contributions and matching contributions can be made to the Investment Incentive Plan for each Participant for a plan year, the Administrative Committee shall promptly direct the Trustee to transfer such amounts (but not the earnings attributable to such amounts) to the trustee of the Investment Incentive Plan within 10 days of such notification.

               (b) Effective for Plan Years beginning January 1, 1993 and after, Deferral Contributions for Participants shall be contributed by the Employer on a periodic basis in accordance with the Employer's payroll practices to the Trust.

               (c) Effective for Plan Years beginning January 1, 1994 and after, ESOP Excess Contributions for Participants shall be contributed by the Employer to the Trust.

        4.2    MAINTENANCE AND INVESTMENT OF ACCOUNTS.

               (a) The Employer shall establish and maintain, in the name of each Participant, a record keeping Account which shall reflect all amounts contributed to the Senior Supplemental Plan on behalf of each Participant. Such contributed amounts shall be invested by the Trustee as directed by the Administrative Committee in such investment funds as may be specified by the Administrative Committee. The Administrative Committee may, in its discretion, permit Participants to select the investments in which their Accounts will be deemed to be invested at such times and in such percentages as the Administrative Committee shall determine.

               (b) The individual Account of each Participant shall represent a liability, payable when due under the Senior Supplemental Plan, out of the general assets of the Employer, or from the assets of the Trust or of any other trust, custodial account or escrow arrangement which the Employer may establish for the purpose of assuring availability of funds sufficient to pay benefits under the Senior Supplemental Plan. The money and other assets in any such trust or Account shall at all times remain the property of the Employer, and neither the Senior Supplemental Plan or any Participant shall have any beneficial ownership interest in the assets


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

thereof. No property or assets of the Employer shall be pledged, encumbered or otherwise subjected to a lien or security interest for payment of benefits hereunder. Accounting for the Senior Supplemental Plan shall be based on generally accepted accounting principles.

     4.3 VESTING AND FORFEITURE. All benefits under the Senior Supplemental Plan shall be contingent and forfeitable, and each Participant shall have a vested interest in any benefit under the Senior Supplemental Plan in accordance with the vesting provisions set forth in Paragraph 6.1 of the Investment Incentive Plan. A person who terminates employment with the Employer for any reason prior to becoming fully vested hereunder shall be entitled to receive his or her vested Account balance.

     4.4 PAYMENT. Every Participant who retires or terminates employment shall have his or her vested Account distributed to him or her in a single-sum payment. The Employer shall submit distribution requests to the Trustee or custodian of the Account at the end of each regular pay period. Within five (5) business days of receipt of the distribution request the Participant's vested Account will be terminated. The Participant's final benefit shall be established at the time his or her vested Account is terminated within this five (5) business day period without regard to any prior valuation(s). The Participant shall receive his or her final benefit distribution as soon thereafter as is administratively feasible, subject to applicable tax withholding.

     4.5 DEATH. The Account of a Participant who dies while employed by the Employer shall be paid in a single-sum to the Participant's Beneficiary as soon as administratively feasible following the death of the Participant. If a Participant dies after Retirement or termination of employment, then his or her surviving Beneficiary shall be paid the amount in the Participant's Account in a single-sum. Distributions under this paragraph shall be made in accordance with the provisions outlined in Paragraph 4.4 above.

     4.6 VOTING OF EMPLOYER STOCK. A Participant may direct the Trustee as to the manner in which Employer Stock allocated to his or her Account shall be voted. Before each meeting of the Company's shareholders, the Trustee shall deliver to each Participant a copy of any proxy solicitation materials together with a form by which the Participant may instruct the Trustee how to vote the Employer Stock allocated to the Participant's Account. The Trustee shall vote Employer Stock through proxy in accordance with instructions received from the Participants. The Trustee shall vote Employer Stock which has not been allocated to a Participant or which is held in a suspense account in accordance with the direction of the Administrative Committee, or, in the absence of a direction of the Administrative Committee, in direct proportion to the instructions to vote received from Participants. The Trustee shall vote allocated Employer Stock for which instructions are not received from Participants in direct proportion to the instructions to vote received from Participants.

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



                                   ARTICLE 5.

ADMINISTRATION

     5.1 ADMINISTRATIVE COMMITTEE. The Senior Supplemental Plan shall be administered by the Administrative Committee, whose members shall be the same persons who are the plan committee of the Investment Incentive Plan. The interpretation and construction by the Administrative Committee of any provisions of the Senior Supplemental Plan shall be final unless otherwise determined by the Board of Directors. Subject to the Board of Directors, the Administrative Committee is authorized to interpret the Senior Supplemental Plan, to prescribe, amend, and rescind rules and regulations relating to it, and to make all other determinations necessary for its administration, including but not limited to calculating amounts allocable to Participants, maintaining and adjusting accounts, and delegating responsibility for performance of administrative functions of the Senior Supplemental Plan to such officers of the Employer, including Participants, as the Administrative Committee shall in its discretion deem appropriate.

     5.2 UnIFORM RULES. In administering the Senior Supplemental Plan, the Administrative Committee shall apply uniform rules to all Participants similarly situated.

     5.3 NOTICE OF ADDRESS. Any payment to a Participant or Beneficiary, at the last known post office address submitted to the Employer, shall constitute a complete acquittance and discharge of the Employer and any director or officer with respect thereto. Neither the Employer nor any director or officer shall have any duty or obligation to search for or ascertain the whereabouts of any Participant or his or her Beneficiary.

     5.4 RECORDS. The records of the Administrative Committee with respect to the Senior Supplemental Plan shall be conclusive on all Participants, all Beneficiaries, and all other persons whomsoever.



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                                   ARTICLE 6.

AMENDMENT AND TERMINATION

     6.1 AMENDMENT AND TERMINATION. The Company reserves the right to amend, modify, or terminate the Senior Supplemental Plan at any time by action of its Board of Directors, provided that no amendment shall reduce the amount credited to a Participant's Account and any such termination or amendment shall apply uniformly to all Participants. The Administrative Committee in its discretion may amend the Senior Supplemental Plan if it finds that such amendment does not significantly increase or decrease benefits or costs.

     6.2 REORGANIZATION OF EMPLOYER. In the event of a merger or consolidation of the Employer, or the transfer of substantially all of the assets of the Employer to another corporation, such continuing, resulting or transferee corporation shall have the right to continue and carry on the Senior
Supplemental Plan and to assume all liabilities of the Employer hereunder without obtaining the consent of any Participant or Beneficiary. If such successor shall assume the liabilities of the Employer hereunder, then the Employer shall be relieved of all such liability, and no Participant or Beneficiary shall have the right to assert any claim against the Employer for benefits under or in connection with the Senior Supplemental Plan.

     6.3 PROTECTED BENEFITS. If the Senior Supplemental Plan is terminated or amended so as to prevent further previous earnings adjustments, or if liabilities accrued hereunder up to the date of an event specified in Paragraph
6.2 are not assumed by the successor to the Employer, then the dollar amount credited to the Account of each Participant, or Beneficiary (whether or not vested) shall be paid in cash to such Participant or Beneficiary in a single-sum on the last day of the second month following the month in which the amendment or termination occurs.



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                                   ARTICLE 7.

GENERAL PROVISIONS

     7.1 NONASSIGNABILITY. Benefits under the Senior Supplemental Plan are not in any way subject to the debts or other obligations of the persons entitled thereto and may not voluntarily or involuntarily be sold, transferred, or assigned. Any voluntary attempt to sell, anticipate, assign, or encumber benefits under the Senior Supplemental Plan shall operate to cancel the benefit or the balance of a Participant's Account as of the date of such attempt and to relieve the Employer from any future liability to pay or distribute any benefit with respect to such canceled amount.

     7.2 EMPLOYMENT RIGHTS.The establishment of the Senior Supplemental Plan shall not be construed as conferring any legal rights upon any Participant or any other person for a continuation of employment, nor shall it interfere with the rights of the Employer to discharge any person or treat him or her without regard to the effect which such treatment might have upon him or her under the Senior Supplemental Plan.

     7.3 ILLEGALITY OF PARTICULAR. If any particular provision of the Senior Supplemental Plan is unenforceable, such provision shall not affect any other provision, but the Senior Supplemental Plan shall be construed in all respects as if such invalid provision were omitted.

     7.4 APPLICABLE LAWS.The Senior Supplemental Plan shall be governed by and construed according to the laws of the State of California.


        IN WITNESS WHEREOF, Fremont General Corporation has caused this instrument to be executed by its duly authorized officers on December 30, 1996, effective, except as otherwise specifically provided, as of January 1, 1997.

                                            FREMONT GENERAL CORPORATION,
                                            a Nevada corporation



                                            By: /s/ RAYMOND G. MEYERS
                                                --------------------------------
                                            Raymond G. Meyers

APPROVED AS TO FORM



Attorney for Employer